Exhibit 1

                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: December 8, 1995

                      SMITH BARNEY INC.

                      By: /s/ Howard M. Darmstadter
                         --------------------------------------------
                         Name:   Howard M. Darmstadter
                         Title:  Assistant Secretary


                      SMITH BARNEY HOLDINGS INC.

                      By: /s/ Howard M. Darmstadter
                         --------------------------------------------
                         Name:   Howard M. Darmstadter
                         Title:  Assistant Secretary


                      THE TRAVELERS INDEMNITY COMPANY

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller


                      THE TRAVELERS INSURANCE GROUP, INC.

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller


                      PFS SERVICES, INC.

                      By: /s/ Mary Barnes Jenkins
                         --------------------------------------------
                         Name:  Mary Barnes Jenkins
                         Title:  Assistant Secretary


                      ASSOCIATED MADISON COMPANIES, INC.

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller


                      TRAVELERS GROUP INC.

                      By: /s/ Charles J. Gallo, Jr.
                         --------------------------------------------
                         Name:  Charles J. Gallo, Jr.
                         Title: Assistant Controller